UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2011
SOMAXON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51665	20-0161599

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3570 Carmel Mountain Road, Suite 100, San Diego, CA	92130

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 876-6500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
The information attached as Exhibit 99.1 to this report relating to presentations of data from the clinical trial program for Somaxon Pharmaceuticals, Inc.’s (“Somaxon”) product Silenor® (doxepin) 3 mg and 6 mg tablets will be presented at the American Psychiatric Association 164th annual meeting in Honolulu, Hawaii (the “Meeting”), commencing May 17, 2011. The information contained in Exhibit 99.1 to this report may also be presented from time to time by Somaxon at various scientific, investor and analyst meetings after the Meeting.
The information in this Current Report on Form 8-K, including the information attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
By filing this Current Report on Form 8-K and furnishing this information, Somaxon makes no admission as to the materiality of any information in this report. The information contained herein is summary information that is intended to be considered in the context of Somaxon’s filings with the SEC and other public announcements that Somaxon makes, by press release or otherwise, from time to time. Somaxon undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 8.01 Other Events.
On May 13, 2011, Somaxon received a notice from Zydus Pharmaceuticals USA, Inc. (“Zydus”) that it has filed with the U.S. Food and Drug Administration (the “FDA”) an Abbreviated New Drug Application (“ANDA”) for a generic version of Silenor. This notice included a “paragraph IV certification” with respect to eight of the nine patents listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book, for Silenor. A paragraph IV certification is a certification by a generic applicant that in the opinion of that applicant, the patent(s) listed in the Orange Book for a branded product are invalid, unenforceable, and/or will not be infringed by the manufacture, use or sale of the generic product.
Somaxon is currently reviewing the details of the notice. Under the Hatch-Waxman Act, if Somaxon initiates a patent infringement suit asserting infringement of any of the patents identified in a paragraph IV notice within 45 days after its receipt of such notice, the FDA shall not approve the ANDA until the earlier of 30 months, or a decision that all of such patents are not infringed and/or invalid or unless either party to the action failed to cooperate reasonably to expedite the infringement action.
Somaxon intends to vigorously enforce its intellectual property rights relating to Silenor, but cannot predict the outcome of this matter or guarantee the outcome of any litigation. Silenor is protected by nine patents covering approved methods of use of the product and its formulation, all of which are listed in the Orange Book.
For a discussion of risks related to the ANDA filing by Zydus, as well as the ANDA filings by Mylan Pharmaceuticals Inc., Par Pharmaceuticals, Inc. and Actavis Elizabeth LLC, see the discussion of “Intellectual Property” under the “Business” section of Somaxon’s Annual Report on Form 10-K for the year ended December 31, 2010 filed by Somaxon with the Securities and Exchange Commission (the “SEC”) on March 4, 2011, the “Risk Factors” section of Somaxon’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 filed by Somaxon with the SEC on May 4, 2011, including the risk factor under the heading “Restrictions on or challenges to our patent rights relating to our products and limitations on or challenges to our other intellectual property rights may limit our ability to prevent third parties from competing against us,” and the Current Reports on Form 8-K filed by Somaxon with the SEC on May 10, 2011 and May 12, 2011, as well as any updates to such sections contained in Somaxon’s subsequent public disclosure documents.

Somaxon cautions readers that statements included in this report that are not a description of historical facts are forward-looking statements. For example, statements regarding Somaxon’s intention to vigorously enforce its patent rights, the clinical data relating to Silenor and Somaxon’s interpretation of such data are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Somaxon that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Somaxon’s business, including, without limitation, Somaxon’s ability to successfully enforce its intellectual property rights and defend its patents; the possible introduction of generic competition of Silenor; the scope, validity and duration of patent protection to provide exclusivity for Silenor; inadequate therapeutic efficacy or unexpected adverse side effects relating to Silenor that could result in recalls or product liability claims; other difficulties or delays in development, testing, manufacturing and marketing of Silenor; the timing and results of post-approval regulatory requirements for Silenor, and the FDA’s agreement with Somaxon’s interpretation of such results; Somaxon’s ability to successfully commercialize Silenor; Somaxon’s dependence on sales of Silenor; Somaxon’s reliance on its co-promotion partner, Procter & Gamble, and its contract sales force provider, Publicis Touchpoint Solutions, for critical aspects of the commercial sales process for Silenor; the performance of Procter & Gamble and Publicis and their adherence to the terms of their contracts with Somaxon; the ability of Somaxon’s sales management personnel to effectively manage the sales representatives employed by Publicis; the ability of Somaxon to ensure adequate and continued supply of Silenor to successfully meet anticipated market demand; Somaxon’s ability to raise sufficient capital to fund its operations, including any patent infringement litigation, and the impact of any such financing activity on the level of its stock price; the impact of any inability to raise sufficient capital to fund ongoing operations; Somaxon’s ability to operate its business without infringing the intellectual property rights of others; the market potential for insomnia treatments, and Somaxon’s ability to compete within that market; and other risks detailed in Somaxon’s periodic filings with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Somaxon undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Somaxon Clinical Data Poster Presentations — dated May 17, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: May 17, 2011	By:	/s/ Matthew W. Onaitis
		Name:	Matthew W. Onaitis
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Somaxon Clinical Data Poster Presentations — dated May 17, 2011